AGREEMENT

This Agreement dated the 1st day of December 2005 by and between Clayton Dunning and  Company, Inc., a domestic corporation with offices at 40 Wall Street, 315t Floor, New York, New York 10005 hereinafter referred to as "The Assignor," and Mercer Asset Management Company, Inc., a New York with offices at 45 Broadway, 30lh Floor, New York, New York 10006, hereinafter referred to as "The Assignee."

WHEREAS The Assignor is a tenant at 40 Wall Street, 31st Floor, New York, New York; and

WHEREAS The Assignor executed a lease with 40 Wall Street, LLC, a limited liability company, with office at 725 5th Avenue, New York, New York 10022, dated the 23rd day of December  2004 (the "Lease"); and  .

WHEREAS A copy of the Lease is annexed hereto and made a part thereof; and

WHEREAS Pursuant to the terms of the Lease, the Assignor has as security with the landlord $162,197; and

WHEREAS The Assignor does not desire to continue to lease its space on the 31st Floor of 40 Wall Street, New York, New York; and

WHEREAS The Assignee wishes to lease the space on the 31st Floor of 40 Wall Street, New York, New York where the Assignor currently resides; and

NOW THEREFORE IT IS AGREED:

1. The Assignor hereby assigns the Lease to the Assignee;

2. The Assignee, upon the execution of this agreement and upon the consent of the owner of the building, does hereby assume and undertake to perform all liabilities enumerated on the Lease;

3. The Assignor does hereby assign to the Assignee all of its interest in the security that it posted with 40 Wall Street, LLC, a limited liability company, pursuant to the terms of the Lease;

4. At the termination of the Lease, the Assignee is at liberty to renew the Lease or vacate the premises pursuant to the terms to the Lease;

5. The Assignor has no right to re-enter the premises at the expiration of the Lease;

6. This assignment is subject to the acknowledgement and consent of 40 Wall Street, LLC, that the Lease is valid, subsistence, and that there are no defaults therein, and the security deposits being held, as indicated herein, are still intact;

7. 40 Wall Street, LLC, pursuant to the Lease will not release the Assignor from its liability under the terms of this lease;

IN WITNESS THEREOF dated 1st day of December 2005.